Exhibit 1

                              AVA CAPITAL TRUST III
                          (A DELAWARE STATUTORY TRUST)

                       FLEXIBLE TRUST PREFERRED SECURITIES
                      (FIVE YEAR INITIAL FIXED RATE PERIOD)
               (LIQUIDATION AMOUNT $1,000 PER PREFERRED SECURITY)

                                -----------------

                             UNDERWRITING AGREEMENT

March __, 2004

Lehman Brothers Inc.
  As Representative of the several Underwriters
         named in Schedule I hereto,
745 7th Avenue
New York, NY  10019

Ladies and Gentlemen:

              AVA CAPITAL TRUST III, a statutory trust (the "Trust") organized under the Delaware Statutory Trust Act, 12 DEL. C. ss.3801, ET SEQ. (the
"Delaware Act"), and Avista Corporation, a Washington corporation (the "Company", and together with the Trust, the "Offerors"), propose, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (collectively, the "Underwriters") for whom you are acting as representative (in such capacity, the "Representative"), with respect to the sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of Flexible Trust Preferred Securities (liquidation amount $1,000 per Preferred Security) of the Trust (the "Preferred Securities") set forth in Schedule I.

              The Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (to the extent that the Trust shall have funds available therefor) (the "Guarantee") pursuant to the Guarantee Agreement, to be dated as of March __, 2004 (the "Guarantee Agreement"), between the Company and Union Bank of California, N.A. a California banking corporation, as trustee (the "Guarantee Trustee") (the Preferred Securities and the related Guarantee under the Guarantee Agreement being hereinafter called, collectively, the "Securities"); and

              The entire net proceeds from the sale of the Securities will be combined with the entire net proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities") and will be used by the Trust to purchase

$_______,000 aggregate principal amount of Subordinated Debt Securities, Series __ (the "Subordinated Debt Securities") to be issued by the Company; and

              The Preferred Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust, to be dated as of March __, 2004 (the "Declaration of Trust"), among the Company, as Sponsor,
Malyn K. Malquist and Diane C. Thoren (the "Regular Trustees"), SunTrust Delaware Trust Company (the "Delaware Trustee"), Union Bank of California, N.A. a national banking association duly organized under the laws of the United States of America (the "Institutional Trustee" and, together with the Delaware Trustee and the Regular Trustees, the "Trustees") and the holders, from time to time, of undivided beneficial interests in the assets of the Trust; and

              The Subordinated Debt Securities will be issued pursuant to an Indenture, dated as of March __, 2004 between the Company and Union Bank of California, N.A., as trustee (the "Indenture Trustee"), as supplemented by an Officer's Certificate to be dated as of March __, 2004 setting forth the terms of the Subordinated Debt Securities (such Indenture, as so supplemented, being hereinafter called the "Indenture") between the Company and the Indenture Trustee; and

              The Company and the Trust will enter into an Agreement as to Expenses and Liabilities, to be dated as of March __, 2004 (the "Agreement as to Expenses and Liabilities"), pursuant to which the Company will guarantee on a subordinated basis to each person or entity to which the Trust may be indebted or liable, the full payment of such obligations; and

              The Company and the Trust will enter into a Remarketing Agreement, to be dated as of March __, 2004 (the "Remarketing Agreement") with Lehman Brothers Inc. as remarketing agent (the "Remarketing Agent"), pursuant to which, among other things, the Remarketing Agent will conduct certain remarketing procedures relating to the Preferred Securities; and

              The Company and the Trust will enter into a Calculation Agent Agreement, to be dated as of March __, 2004 (the "Calculation Agent Agreement") with ______________, as calculation agent (the "Calculation Agent"), pursuant to which, among other things, the Calculation Agent will conduct certain procedures relating to the Preferred Securities; and

              In connection with the foregoing, the Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (registration no. 333-________) for the registration under the Securities Act of 1933, as amended (the "Act"), of the Securities, and the Subordinated Debt Securities. A prospectus setting forth the terms of the Securities and the Subordinated Debt Securities and of their sale and distribution has been or will be prepared and will be filed or transmitted for filing pursuant to Rule 424 under the Act. Such registration statement (as amended, if applicable) and the prospectus constituting a part thereof, as from time to time amended or supplemented pursuant to the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise, are hereinafter referred to as the

"Registration Statement" and the "Prospectus", respectively. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include, in each case, all documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) under the Act; except that, if any revised prospectus shall be provided to the Underwriters by the Offerors for use in connection with the offering of the Preferred Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Offerors pursuant to Rule 424(b) under the Act), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use.

              Pursuant to Rule 429 under the Act, the Prospectus will be used as a combined prospectus relating to the Registration Statement and to the registration statement filed by the Company with the Commission on November 19, 1996 (registration no. 333-16353) which, as subsequently amended, became effective on January 9, 1997; unless the context otherwise requires, all references in this Agreement to the Registration Statement shall be deemed to include such prior registration statement.


       1. The Offerors jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

              (a)    (i)    The  Registration  Statement  has been  prepared and
       filed in accordance with the provisions of the Act, with the Commission; such Registration Statement has been declared effective by the
       Commission, and no other document with respect to the Registration Statement or documents incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Underwriters);

                     (ii) Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the effective date or the date thereof, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any documents filed after the date of such Prospectus, under the Exchange Act, and incorporated by reference in such Prospectus;

              (b) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the Offerors, threatened by the Commission; and no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued by the Commission;

              (c) The Registration Statement, when it became effective, conformed, and any further amendments thereto, when they become effective, will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Prospectus and any amendments or supplements thereto, when filed with the Commission, will conform in all material respects to the requirements of the Act and the Trust Indenture Act;

              (d) The Registration Statement, when it became effective, and any further amendments thereto when they become effective, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments and supplements thereto, when they are filed or transmitted for filing with the Commission and at the Time of Delivery, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties contained in this subsection (d) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing by an Underwriter through the Representative expressly for use in the Registration Statement, the Prospectus or any amendment or supplement to either thereof;

              (e) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, and any further documents so filed and incorporated by reference, when they are filed with the Commission or become effective, as the case may be, (i) conformed and will conform in all material respects to the requirements of the Exchange Act or the Act, as the case may be, and the rules and regulations of the Commission thereunder and (ii) did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

              (f)    Except as set forth in or  contemplated  by the Prospectus,
       (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (A) any material adverse change in or affecting the business, financial condition, shareholders' equity or results of operations of the Company and its subsidiaries, considered as a whole, or any development reasonably expected to result in such a material adverse change (in each case, a "Material Adverse Change"), (B) any transaction entered into by the Company or any subsidiary thereof which is material to the Company and its subsidiaries as a whole other than transactions in the ordinary course of business, and (C) any change in the capital stock or long-term debt of the Company or any of its subsidiaries (except for shares of common stock issued under the

       Company's Dividend-Reinvestment and Stock Purchase Plan and employee stock plans and except for scheduled maturities of long-term debt) and
       (ii) neither the Company nor any of its subsidiaries has any contingent obligation which is material to the Company and its subsidiaries as a whole;

              (g) The Company has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Washington, is duly qualified to do business and in good standing as a foreign corporation under the laws of the States of California, Idaho, Montana and Oregon, and has corporate and other power and authority and has all material required approvals and authorizations to own, lease and operate its properties, and to transact an electric and/or gas public utility business in such jurisdictions;

              (h) Each of Avista Capital, Avista Energy, Inc. and Avista Advantage, Inc. is duly incorporated and validly existing in good standing under the laws of the State of Washington;

              (i) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable;

              (j) The Subordinated Debt Securities have been duly authorized by all necessary corporate action on the part of the Company, and have been duly executed by the Company and, when duly authenticated and delivered by the Indenture Trustee under the Indenture, and issued, delivered and paid for in accordance with this Agreement, will be duly authenticated, issued and delivered by the Company and will constitute valid and binding obligations of the Company, entitled to the benefits provided by the Indenture and enforceable against the Company in accordance with their terms, subject, as to enforcement, (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors' rights, and (ii) by general principles of equity, whether such enforceability is considered a proceeding in equity or at law, and by rules of law governing specific performance, injunction relief, foreclosure, receivership and other equitable remedies (the "Enforceability Exceptions"), and are entitled to the benefits provided by the Indenture; the Subordinated Debt Securities will be substantially in the form previously delivered to the Representative; and the Subordinated Debt Securities will conform in all material respects to the description thereof contained in the Prospectus;

              (k) The Indenture has been duly authorized and the Indenture has been duly executed, delivered and recorded, and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject to the Enforceability Exceptions; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture will conform in all material respect to the description thereof contained in the Prospectus;

              (l) The issue and sale of the Securities, the Common Securities and the Subordinated Debt Securities and the compliance by the Offerors with all of the provisions of the Securities, the Common Securities, the Subordinated Debt Securities, the Declaration of Trust, the Guarantee Agreement, the Indenture, the Remarketing Agreement, the Calculation Agent Agreement, the Agreement as to Expenses and Liabilities and this Agreement and the consummation by the Offerors of the transactions herein and therein contemplated will not (i) violate (A) the Company's Restated Articles of Incorporation, as amended, or By-laws, as amended, or (B) the Declaration of Trust or certificate of trust of the Trust, filed with the Secretary of State of the State of Delaware on November 4, 1996, as amended and restated on March [ ], 2004 (the "Certificate of Trust") or
       (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any statute or, to the knowledge of the Offerors, any order, rule or regulation of any court or any federal or state regulatory authority or other governmental agency or body having jurisdiction over the Offerors or any of its subsidiaries or any of their properties, or (B) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which each of the Offerors or any of the Company's subsidiaries is a party or by which each of the Offerors or any of the Company's subsidiaries is bound or to which any of the property or assets of each of the Offerors or any of the Company's subsidiaries is subject, which breach, violation or default referred to in this clause (ii) would individually, or in the aggregate, have, or would be reasonably expected to have, a material adverse effect on the business, financial condition, shareholders' equity or results of operations of the Company and its subsidiaries considered as a whole (in each case, a "Material Adverse Effect");

              (m) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Common Securities or the issue, sale and offering of the Securities or the Subordinated Debt Securities
       or the consummation by the Offerors of the transactions contemplated by this Agreement, the Indenture, the Declaration, the Guarantee Agreement, the Agreement as to Expenses and Liabilities, the Remarketing Agreement or the Calculation Agent Agreement, except the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters, and such consents, approvals, authorizations, filings or registrations as may be required by the Washington Utilities and Transportation Commission (the "WUTC"), the California Public Utilities Commission (the "CPUC"), the Idaho Public Utilities Commission (the "IPUC"), the Public Service Commission of the State of Montana (the "MPSC") and the Public Utility Commission of Oregon (the "OPUC"), in each case in the manner contemplated hereby;

              (n) None of the Offerors, Avista Energy, Inc. and Avista Advantage, Inc. is currently in violation of its Restated Articles of Incorporation, as amended, or By-laws, as amended, or Declaration of Trust or the Certificate of Trust, as the case may be, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for the performance or observance of any such obligation, agreement, covenant or condition that has been waived in accordance with the applicable agreement;

              (o) Other than as set forth in the Prospectus, neither the Company nor any of its subsidiaries (i) is in violation of any statute, or any rule, regulation, decision or order of any governmental agency or body or any court relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environmental or human exposure to hazardous or toxic substances
       (collectively, "environmental laws"), (ii) does not own or operate any real property which to its knowledge is contaminated with any substance that is subject to any environmental laws, (iii) is not to its knowledge liable for any off-site disposal or contamination pursuant to any environmental laws, and (iv) is not subject to any claim relating to any environmental laws and the Company is not aware of any pending investigation which could reasonably be expected to lead to such a claim, which, in the case of (i), (ii), (iii), or (iv), would reasonably be expected to result in a Material Adverse Effect;

              (p) The statements set forth in the Prospectus under the caption "Description of the Preferred Securities" insofar as it purports to constitute a summary of the terms of the Preferred Securities, under the caption "Description of the Subordinated Debt Securities," insofar as it purports to constitute a summary of the terms of the Subordinated Debt Securities, under the caption "Description of the Guarantee," insofar as it purports to constitute a summary of the terms of the Guarantee, and under the caption "Underwriting", insofar as it purports to describe the provisions of the laws and documents referred to therein, are accurate and fairly present the information purported to be given;

              (q) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Offerors or any of the Company's subsidiaries is a party or of which any property of the Offerors or any of the Company's subsidiaries is the subject, which, if determined adversely to the Offerors or any of the Company's subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Offerors' knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (r) The Offerors are not, and, after giving effect to the offering and sale of the Securities, will not be "investment companies" or an entity "controlled" by an "investment company", as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

              (s)    The Offerors are subject to the reporting  requirements  of
       Section 13 or 15(d) of the Exchange Act;

              (t) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

              (u) The Trust has been duly created and is validly existing and in good standing as a statutory trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement and the Declaration of Trust; the Trust has no subsidiaries and is duly qualified to transact business as a foreign company and is in good standing in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be accounted for pursuant to generally accepted accounting principles;

              (v) The Declaration of Trust has been duly authorized by the Company and, at the Time of Delivery, will have been duly executed and delivered by the Company and the Regular Trustees, and assuming due authorization, execution and delivery of the Declaration of Trust by the Delaware Trustee and the Institutional Trustee, the Declaration of Trust will, at the Time of Delivery, be a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions and will conform in all material respects to all statements relating thereto in the Prospectus; and, at the Time of Delivery, the Declaration of Trust will have been duly qualified under the Trust Indenture Act;

              (w) The Preferred Securities have been duly authorized by the Declaration of Trust and, when issued and delivered by the Trust pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and (subject to the terms of the Declaration of Trust) fully paid and non-assessable undivided beneficial interests in the assets of the Trust, will be entitled to the benefits of the Declaration of Trust and will conform in all material respects to all statements relating thereto contained in the Prospectus; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; (subject to the terms of the Declaration of Trust) holders of Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit;

              (x) The Common Securities have been duly authorized by the Declaration of Trust and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and (subject to the terms of the Declaration of Trust) fully paid undivided beneficial interests in the Trust and will conform in all material respects to all statements relating thereto contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and, at the Time of Delivery, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right;

              (y)    The Guarantee  Agreement,  the Remarketing  Agreement,  the
       Calculation Agent Agreement and the Agreement as to Expenses and Liabilities have been duly authorized by the Company and, at the Time of Delivery, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Guarantee Agreement, the Remarketing Agreement, the Calculation Agent Agreement and the Agreement as to Expenses and Liabilities by the other respective parties thereto, each of the Guarantee Agreement, Remarketing Agreement, the Calculation Agent Agreement and the Agreement as to Expenses and Liabilities will, at the Time of Delivery, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, and each of the
       Guarantee,   the  Guarantee   Agreement,   Remarketing   Agreement,   the
       Calculation Agent Agreement and the Agreement as to Expenses and Liabilities will conform in all material respects to all statements relating thereto contained in the Prospectus; and, at the Time of Delivery, the Guarantee Agreement will have been duly qualified under the Trust Indenture Act;

              (z) The Company's obligations under the Guarantee (i) are subordinate and junior in right of payment to all liabilities of the Company, except those obligations or liabilities made PARI PASSU or subordinate by their terms, (ii) are PARI PASSU with the most senior preferred or preference stock issued by the Company and with any guarantee entered into by the Company with respect to any preferred or preference securities of any affiliate of the Company and (iii) are senior to all common stock of the Company;

              (aa) The Subordinated Debt Securities are subordinated and junior in right of payment to all "Senior Indebtedness" (as defined in the Indenture) of the Company; and

              (bb) Each of the Regular Trustees of the Trust is an officer of the Company and has been duly authorized by the Company to execute and deliver the Declaration of Trust;

       2. Subject to the terms and conditions herein set forth, the Trust agrees to sell to each of the Underwriters, severally and not jointly, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, the number of Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto at a price per security equal to the public offering price set forth in Schedule II hereto.

              As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Preferred Securities will be used to purchase the Subordinated Debt Securities of the Company, the Company hereby agrees to pay at the Time of Delivery (as defined below) to the Representative, for the accounts of the several Underwriters, a commission per Preferred Security as set forth on Schedule II for the Preferred Securities to be delivered by the Trust hereunder at the Time of Delivery.

       3. Upon the authorization by the Representative of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Prospectus.

       4. (a) The Preferred Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global securities in book-entry form to be deposited with The Depository Trust Company ("DTC") or its designated custodian and will have the Guarantee duly endorsed thereon. The Trust will deliver the global securities to DTC or such custodian to be credited to the account of the Representative, for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefore by wire transfer of Federal (same day) funds. The Trust will cause the certificates representing the Securities to be made available to the Representative for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be ____ a.m., New York City time, on _______, 2004 or such other time and date as the Offerors and the Representative may agree upon in writing. Such time and date are herein called the "Time of Delivery";

              (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(m) hereof, will be delivered at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at ____ p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Agreement, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

       5.     The Offerors agree with each of the Underwriters:

              (a) To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be reasonably disapproved by the Representative promptly after reasonable notice thereof; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representative with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Offerors with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise the
       Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

              (b) Promptly from time to time to take such action as the Representative may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Offerors shall not be required to qualify as foreign corporations or to file general consents to service of process in any jurisdiction;

              (c)    Prior to 10:00  a.m.,  New York City time,  on the New York business day succeeding the date of this Agreement, or as soon thereafter as may be reasonably practicable, to furnish the Underwriters with written and electronic copies of the Prospectus in such quantities as the Representative may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representative and upon their reasonable request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representative may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon their request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as such Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

              (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) covering a period of at least 12 months beginning after the later of (i) the effective date of the Registration Statement or of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of this Agreement, whichever is later, and (ii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of this Agreement, which will satisfy the provisions of Section 11(a) of the Act and the rules and regulations thereunder including Rule 158;

              (e) During the period beginning from the date hereof and continuing to and including the later of (i) the completion of the distribution of the Securities, as shall be promptly notified to the Offerors by the Representative upon such completion, but in no event shall such period exceed 90 days from the Time of Delivery, and (ii) the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities, without the prior written consent of the Representative (it being understood that this paragraph shall not prohibit the issuance of commercial paper or other debt securities with scheduled maturities of less than one year, debt securities issued in connection with any credit facility, or debt securities issued as collateral for other obligations);

              (f) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds".

       6. The Company hereby covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any agreement among Underwriters, this Agreement, the Indenture, the Declaration, the
Guarantee Agreement, the Agreement as to Expenses and Liabilities, the Remarketing Agreement, the Calculation Agent Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) any expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey, if any; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; and (vii) the fees and expenses of the Trustees and any agent of the Trustees and the fees and disbursements of counsel for the Trustees, and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

       7. The obligations of the Underwriters hereunder shall be subject, in the discretion of the Representative, to the condition that all representations and warranties and other statements of the Offerors herein are, at and as of the Time of Delivery, true and correct, the condition that the Offerors shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

              (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative;

              (b) There shall have been issued and there shall be in full force and effect, (i) appropriate orders of the WUTC, the IPUC and the OPUC permitting the issuance and sale of the Securities on the terms herein set forth or contemplated, and containing no provision reasonably unacceptable to the Representatives, it being understood that no such order in effect on the date of this

       Agreement contains any such unacceptable provision, and (ii) appropriate exemptive orders of the MPSC and the CPUC;

              (c) Sullivan & Cromwell LLP, counsel for the Underwriters, shall have furnished to the Representative such written opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company and the formation of the Trust, the Declaration of Trust, the Guarantee Agreement and the Securities, the Indenture, the Registration Statement and the Prospectus, as well as such other related matters as the Representative may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In rendering such opinion or opinions, Sullivan & Cromwell LLP may rely, as to the incorporation of the Company and as to all other matters governed by Washington, California, Idaho, Montana or Oregon law, upon the opinion of Heller Ehrman White & McAuliffe LLP referred to below and as to the creation of the Trust and as to other matters governed by Delaware law, upon the opinion of Richards, Layton & Finger, P.A., referred to below;

              (d) David J. Meyer, Senior Vice President and Chief Counsel for Regulatory and Governmental Affairs for the Company, shall have furnished to the Representative his written opinion or opinions, dated the Time of Delivery, to the effect set forth in Exhibit A hereto;

              (e) At the Time of Delivery, Heller Ehrman White & McAuliffe LLP and Dewey Ballantine LLP shall have furnished to the Representative opinions, each dated as of the Time of Delivery, to the effect set forth in Exhibit A hereto;

              (f) At the Time of Delivery, Richards, Layton & Finger, P.A., Delaware counsel for the Trust, shall have furnished to the Representative opinions, each dated as of the Time of Delivery as the Representative may reasonably request to the effect set forth in Exhibit B hereto;

              (g) At the Time of Delivery, ____________________, Delaware counsel for the Delaware Trustee, shall have furnished to the Representative opinions, each dated as of the Time of Delivery as the Representative may reasonably request to the effect set forth in Exhibit C hereto;

              (h) At the Time of Delivery, Seed Mackall LLP, counsel to the Institutional Trustee, the Guarantee Trustee, the Indenture Trustee and the Calculation Agent, shall have furnished to the Representative opinions, each dated as of the Time of Delivery as the Representative may reasonably request to the effect set forth in Exhibit D hereto;

              (i) On the date of the Prospectus at a time prior to the execution of this Agreement and at the Time of Delivery, Deloitte & Touche LLP shall have furnished to the Representative a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representative;

              (j)    Except as set forth in or  contemplated  by the Prospectus,
       (i) since the respective dates as of which information is given in the Prospectus there shall not have been (A) any Material Adverse Change, (B) any transaction entered into by the Company or any subsidiary thereof which is material to the Company and its subsidiaries as a whole other than transactions in the ordinary course of business, or (C) any change in the capital stock or long-term debt of the Company or any of its subsidiaries (except for shares of common stock issued under the Company's Dividend-Reinvestment and Stock Purchase Plan and employee stock plans and except for scheduled maturities of long-term debt) and
       (ii) neither the Company nor any of its subsidiaries shall have any contingent obligation which is material to the Company and its subsidiaries as a whole, the effect of which, in the case of any such event specified in clauses (i) or (ii) above, is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or delivery of the Preferred Securities on the terms and in the manner contemplated in this Agreement or in the Prospectus;

              (k) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred securities by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred securities;

              (l) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the Pacific Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on any securities exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (iv) the outbreak of hostilities or the escalation of existing hostilities involving the United States or the declaration by the United States of a national emergency or war, or the occurrence of any other national or international calamity or crises, including without limitation, acts of terrorism, or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in this clause (iv) in the judgment of the Representative, makes it impracticable or inadvisable to proceed with the public offering or delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

              (m)    The Offerors  shall have  complied  with the  provisions of
       Section 5(c) hereof with respect to the furnishing of prospectuses; and

              (n) The Offerors shall have furnished or caused to be furnished to the Representative at the Time of Delivery certificates of officers of the Offerors satisfactory to the Representative as to the accuracy of the representations and warranties of the Offerors herein at and as of the Time of Delivery, as to the performance by the Offerors of all of their obligations hereunder to be performed at or prior to the Time of Delivery, as to the matters set forth in subsection (a) and (i) of this Section and as to such other matters as the Representative may reasonably request.

       8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein and PROVIDED, FURTHER, that the Company shall not be liable to any Underwriter under this subsection in respect of any such loss, claim, damage or liability arising out of or based upon an untrue statement or alleged untrue statement in, or an omission or alleged omission from, any preliminary prospectus if (i) such Underwriter sold securities to a person to whom it delivered a copy of such preliminary prospectus, (ii) no copy of the Prospectus was delivered to such person with or prior to the written confirmation of the sale involved, (iii) the Company had previously furnished copies of the Prospectus in sufficient quantities and sufficiently in advance of the Time of Delivery to allow for the distribution thereof prior to the Time of Delivery and (iv) the defect in such preliminary prospectus was corrected in the Prospectus;

              (b)    Each  Underwriter  will  indemnify  and hold  harmless  the
Offerors against any losses, claims, damages or liabilities to which the Offerors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written
information   furnished  to  the

Offerors by such Underwriter through the Representative expressly for use therein; and will reimburse the Offerors for any legal or other expenses reasonably incurred by the Offerors in connection with investigating or defending any such action or claim as such expenses are incurred;

              (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, in any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. The indemnified party shall not, without the written consent of the indemnifying party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any such pending or threatened action or claim;

              (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall, except as limited by subsection (c) above, be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(d) to contribute are several in proportion to their respective underwriting obligations and not joint;

              (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Offerors and to each person, if any, who controls the Offerors within the meaning of the Act.

       9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, the Representative may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representative does not arrange for the purchase of such
Securities,  then  the  Offerors  shall  be  entitled  to a  further  period  of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representative to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the Representative notifies the Offerors that they have so arranged for the purchase of such Securities, or the Offerors notify the Representative that it has so arranged for the purchase of such Securities, the Representative or the Offerors shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Offerors agree to file promptly any amendments to the Registration Statement or the Prospectus which, in the reasonable judgment of the Representative, may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Securities;

              (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representative and the Offerors as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities to be purchased at the Time of Delivery, then the Offerors shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder at the Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its PRO RATA share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default;

              (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representative and the Offerors as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities to be purchased at the Time of Delivery, or if the Offerors shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Offerors, except for the expenses to be borne by the Offerors and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

       10. The respective indemnities, agreements, representations, warranties and other statements of the Offerors and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Offerors, or any officer or director or controlling person of the Offerors, and shall survive delivery of and payment for the Securities.

       11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Offerors shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if this Agreement is not consummated for any other reason, the Offerors will reimburse the Underwriters through the Representative for all out-of-pocket expenses approved in writing by the Representative, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Offerors shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

       12. In all dealings hereunder, the Representative shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representative.

              All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representative at 745 7th Avenue, New York, NY 10019, Attention: Debt Capital Markets, Power Group (with a copy to the General Counsel at the same address); and if to the Offerors shall be delivered or sent by mail to the address of the Offerors set forth in the Registration Statement, Attention: Treasurer. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

       13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Offerors and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Offerors and each person who controls the Offerors or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

       14.    Time shall be of the essence of this Agreement.

       15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

       16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                             ----------------------

              If the foregoing is in accordance with your understanding, please sign and return to us 8 counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this Agreement and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Offerors. It is understood that the acceptance by you of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Agreement Among Underwriters, a copy of which shall be submitted to the Offerors for examination, but without warranty on the part of the Representative as to the authority of the signers thereof (other than the Representative).

Very truly yours,

AVA CAPITAL TRUST III

By: Avista Corporation, as Sponsor


By:
    ----------------------------------------
         Name:
         Title:

AVISTA CORPORATION


By:
    ----------------------------------------
         Name:    Malyn K. Malquist
         Title:   Senior Vice President and Chief Financial Officer

Accepted as of the date hereof:

LEHMAN BROTHERS INC.

By:
    ----------------------------------------
         Name:
         Title:

On behalf of each of the Underwriters

                                   SCHEDULE I

                                                  NUMBER OF PREFERRED SECURITIES
         UNDERWRITER                                      TO BE PURCHASED
                                                  ------------------------------
Lehman Brothers Inc....................................
McDonald Investments, Inc..............................
Piper Jaffray & Co.....................................
     Total.............................................

                                   SCHEDULE II




Initial public offering price per
Preferred Security (and purchase
price per security to be paid by
the several Underwriters):  $_______

Compensation per Preferred Security
to be paid by the Company to the
several Underwriters in respect of
their commitments:  $_______ per
Preferred Security

                                    EXHIBIT A
                         CONTENTS OF OPINIONS OF COUNSEL